EXHIBIT A
RULE 424b3
FORM F6 #: 333120961
EFFECTIVE DECEMBER 1, 2005, JSC
SCIENTIFIC PRODUCTION CORPORATION
IRKUT CHANGED ITSNAME TO IRKUT
CORPORATION
EACH AMERICAN DEPOSIT SHARE
REPRESENTS 30 DEPOSIT SHARES


IT IS EXPECTED THAT SHARES
DEPOSITED HEREUNDER WILL BE
REGISTERED ON THE SHARE REGISTRAR
MAINTAINED BY THE RUSSIAN SHARE
REGISTRAR IN THE NAME OF THE
DEPOSITARY OR ITS NOMINEE OR OF THE
CUSTODIAN OR ITS NOMINEE.  OWNERS
AND BENEFICIAL OWNERS SHOULD BE
AWARE, HOWEVER, THAT RUSSIAS SYSTEM
OF SHARE REGISTRATION AND CUSTODY
CREATES CERTAIN RISKS OF LOSS THAT
ARE NOT NORMALLY ASSOCIATED WITH
INVESTMENTS IN CERTAIN OTHER
SECURITIES MARKETS.  THE DEPOSITARY
WILL NOT BE LIABLE FOR THE
UNAVAILABILITY OF SHARES OR FOR THE
FAILURE TO MAKE ANY DISTRIBUTION OF
CASH OR PROPERTY WITH RESPECT
THERETO AS A RESULT OF SUCH
UNAVAILABILITY.
THE DEPOSITARY HAS BEEN ADVISED BY
RUSSIAN COUNSEL THAT COURTS IN THE
RUSSIAN FEDERATION NORMALLY WILL
NOT RECOGNIZE OR ENFORCE JUDGMENTS
OBTAINED IN THE NEW YORK COURTS.
THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES OF
THE NOMINAL VALUE OF 3 RUBLES EACH
OF
JSC SCIENTIFICPRODUCTION
CORPORATION IRKUT
INCORPORATED UNDER THE LAWS OF THE
RUSSIAN FEDERATION

                The Bank of New
York, as depositary hereinafter
called the Depositary, hereby
certifies that ___________
___________________________________
_________, or registered assigns IS
THE OWNER OF
_____________________________
AMERICAN DEPOSITARY SHARES

representing deposited ordinary
shares, nominal value 3 Rubles each
herein called Shares, of JSC
ScientificProduction Corporation
Irkut, incorporated under the laws
of the Russian Federation herein
called the Company.  At the date
hereof, each American Depositary
Share represents 30 Shares
deposited or subject to deposit
under the Deposit Agreement as such
term is hereinafter defined at the
Moscow, Russian Federation, office
of ING Bank Eurasia, herein called
the Custodian.  The Depositarys
Corporate Trust Office is located
at a different address than its
principal executive office.  Its
Corporate Trust Office is located
at 101 Barclay Street, New York,
N.Y. 10286, and its principal
executive office is located at One
Wall Street, New York, N.Y. 10286.
THE DEPOSITARYS CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK, N.Y.
10286

ARTICLE 1.	THE DEPOSIT AGREEMENT.
        This American Depositary
Receipt is one of an issue herein
called Receipts, all issued and to
be issued upon the terms and
conditions set forth in the deposit
agreement, dated as of December 13,
2004 the Deposit Agreement among
the Company, the Depositary, and
all Owners and Beneficial Owners
from time to time of Receipts
issued thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and become
bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and Beneficial Owners of the
Receipts and the rights and duties
of the Depositary in respect of the
Shares deposited thereunder and any
and all other securities, property
and cash from time to time received
in respect of such Shares and held
thereunder such Shares, securities,
property, and cash are herein
called Deposited Securities.
Copies of the Deposit Agreement are
on file at the Depositarys
Corporate Trust Office in New York
City and at the office of the
Custodian.
        The statements made on the
face and reverse of this Receipt
are summaries of certain provisions
of the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have
the meanings set forth in the
Deposit Agreement.
ARTICLE 2.	SURRENDER OF RECEIPTS
AND WITHDRAWAL OF SHARES.
        Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt
accompanied by such documents as
the Depositary may require
including a purchase/sale contract
relating to the transfer of the
Shares, and upon payment of the fee
of the Depositary provided in this
Receipt, and subject to the terms
and conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, to him or
upon his order, of the Deposited
Securities at the time represented
by the American Depositary Shares
for which this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of a certificates or other
documents evidencing title
including extracts from the Share
Register in the name of the Owner
hereof or as ordered by him or
properly endorsed or accompanied by
proper instruments of transfer and
b any other securities, property
and cash to which such Owner is
then entitled in respect of this
Receipt.  The Depositary shall
direct the Custodian or its agents
to cause the transfer and
recordation by the Russian Share
Registrar on the Share Register of
the Shares being withdrawn in the
name of such Owner or as directed
by him as above provided, and the
Company shall ensure that such
transfer and recordation, when
requested by the Custodian, is
effected as promptly as practical.
Upon such transfer and recordation,
the Custodian shall deliver at the
Moscow, Russian Federation, office
of the Custodian, subject to
Sections 2.06, 3.01 and 3.02 and to
the other terms and conditions of
the Deposit Agreement, to or upon
the written order of the person or
persons designated in the order
delivered to the Depositary as
above provided, documents
evidencing title including extracts
from the Share Register for the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by this
Receipt, except that, if and to the
extent practicable, the Depositary
may make delivery to such person or
persons at the Corporate Trust
Office of the Depositary of any
dividends or distributions with
respect to the Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt, or of any proceeds of sale
of any dividends, distributions or
rights, which may at the time be
held by the Depositary.  At the
request, risk and expense of any
Owner so surrendering this Receipt,
and for the account of such Owner,
the Depositary shall direct the
Custodian to forward any cash or
other property other than rights
comprising, and forward a
certificate or certificates and
other proper documents evidencing
title for as described above, the
Deposited Securities represented by
the American Depositary Shares
evidenced by such Receipt to the
Depositary for delivery at the
Corporate Trust Office of the
Depositary.  Such direction shall
be given by letter or, at the
request, risk and expense of such
Owner, by cable, telex or facsimile
transmission.
ARTICLE 3.	TRANSFERS, SPLITUPS,
AND COMBINATIONS OF RECEIPTS.
        The transfer of this
Receipt is registrable on the books
of the Depositary at its Corporate
Trust Office by the Owner hereof in
person or by a duly authorized
attorney, upon surrender of this
Receipt properly endorsed for
transfer or accompanied by proper
instruments of transfer and funds
sufficient to pay any applicable
transfer taxes and the expenses of
the Depositary and upon compliance
with such regulations, if any, as
the Depositary may establish for
such purpose.  This Receipt may be
split into other such Receipts, or
may be combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
splitup, combination, or surrender
of any Receipt or withdrawal of any
Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment from
the depositor of the Shares or the
presenter of the Receipt of a sum
sufficient to reimburse it for any
tax or other governmental charge
and any stock transfer or
registration fee with respect
thereto including any such tax or
charge and fee with respect to
Shares being deposited or withdrawn
and payment of any applicable fees
and expenses as provided in this
Receipt, may require the production
of proof satisfactory to it as to
the identity and genuineness of any
signature and may also require
compliance with any regulations the
Depositary may establish consistent
with the provisions of the Deposit
Agreement or this Receipt,
including, without limitation, this
Article 3.
        The delivery of Receipts
against deposit of Shares generally
or against deposit of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of
outstanding Receipts generally may
be suspended, during any period
when the transfer books of the
Depositary are closed, or if any
such action is deemed necessary or
advisable by the Depositary or the
Company at any time or from time to
time because of any requirement of
law or of any government or
governmental body or commission, or
under any provision of the Deposit
Agreement or this Receipt, or for
any other reason, subject to the
provisions of the following
sentence.  Notwithstanding anything
to the contrary in the Deposit
Agreement or this Receipt, the
surrender of outstanding Receipts
and withdrawal of Deposited
Securities may not be suspended
subject only to i temporary delays
caused by closing the transfer
books of the Depositary or the
Company or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, ii the
payment of fees, taxes and similar
charges, and iii compliance with
any U.S. or foreign laws or
governmental regulations relating
to the Receipts or to the
withdrawal of the Deposited
Securities.  Without limitation of
the foregoing, the Depositary shall
not knowingly accept for deposit
under the Deposit Agreement any
Shares required to be registered
under the provisions of the
Securities Act of 1933, unless a
registration statement is in effect
as to such Shares.
ARTICLE 4.	LIABILITY OF OWNER OR
BENEFICIAL OWNER FOR TAXES.
        If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented hereby, such tax or
other governmental charge shall be
payable by the Owner or Beneficial
Owner hereof to the Depositary, and
such Owner or Beneficial Owner
shall be deemed liable therefor.
In addition to any other remedies
available to it, the  Depositary
may refuse to effect any transfer
of this Receipt or any withdrawal
of Deposited Securities represented
by American Depositary Shares
evidenced by such Receipt until
such payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner or Beneficial
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of
any such sale in payment of such
tax or other governmental charge
and the Owner or Beneficial Owner
hereof shall remain liable for any
deficiency.  The obligations of
Owners and Beneficial Owners under
this Article 4 shall survive any
transfer of Receipts pursuant to
Section 2.04 of the Deposit
Agreement, any surrender of
Receipts and withdrawal of
Deposited Securities pursuant to
Section 2.05 of the Deposit
Agreement, or the termination of
the Deposit Agreement pursuant to
Section 6.02 of the Deposit
Agreement.
ARTICLE 5.	WARRANTIES ON DEPOSIT
OF SHARES.
        Every person depositing
Shares under the Deposit Agreement
shall be deemed thereby to
represent and warrant that such
Shares and each certificate
therefor are validly issued, fully
paid, nonassessable, and free of
any preemptive rights of the
holders of outstanding Shares and
that the person making such deposit
is duly authorized so to do.  Every
such person shall also be deemed to
represent that such Shares are not,
and American Depositary Shares
representing such Shares would not
be, Restricted Securities.  Such
representations and warranties
shall survive the deposit of Shares
and delivery of Receipts.
ARTICLE 6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
        Any person presenting
Shares for deposit or any Owner or
Beneficial Owner of a Receipt may
be required from time to time to
file with the Depositary or the
Custodian such proof of citizenship
or residence, exchange control
approval, or such information
relating to the registration on the
books of the Company or the Foreign
Registrar, if applicable, to
execute such certificates and to
make such representations and
warranties, as the Depositary may
deem necessary or proper.  Subject
to Article 24, the Depositary may
withhold the delivery or
registration of transfer of any
Receipt or the distribution of any
dividend or sale or distribution of
rights or of the proceeds thereof
or the delivery of any Deposited
Securities until such proof or
other information is filed or such
certificates are executed or such
representations and warranties
made.  As a condition of accepting
Shares for deposit, the Depositary
may require evidence satisfactory
to it that i all conditions to that
deposit have been satisfied by the
person depositing those Shares
under Russian laws and regulations,
ii any necessary approval has been
granted by any governmental body in
the Russian Federation which is
then performing the function of the
regulation of currency exchange and
iii all applicable taxes and
governmental charges and the fees
and expenses of the Depositary, as
provided in Section 5.09 of the
Deposit Agreement, have been paid.
ARTICLE 7.	CHARGES OF DEPOSITARY.
        The Company agrees to pay
the fees, reasonable expenses and
outofpocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once every
three months.  The charges and
expenses of the Custodian are for
the sole account of the Depositary.
        The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
Owner of Receipts or by any party
surrendering Receipts or to whom
Receipts are issued including,
without limitation, issuance
pursuant to a stock dividend or
stock split declared by the Company
or an exchange of stock regarding
the Receipts or Deposited
Securities or a distribution of
Receipts pursuant to Section 4.03
of the Deposit Agreement, whichever
applicable: 1 taxes and other
governmental charges, 2 such
registration fees as may from time
to time be in effect for the
registration of transfers of Shares
generally on the Share Register of
the Company maintained by the
Russian Share Registrar and
applicable to transfers of Shares
to the name of the Depositary or
its nominee or the Custodian or its
nominee on the making of deposits
or withdrawals under the terms of
the Deposit Agreement, 3 such
cable, telex and facsimile
transmission expenses as are
expressly provided in the Deposit
Agreement, 4 such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of the
Deposit Agreement, 5 a fee of $5.00
or less per 100 American Depositary
Shares or portion thereof for the
execution and delivery of Receipts
pursuant to Section 2.03, 4.03 or
4.04 of the Deposit Agreement and
the surrender of Receipts pursuant
to Section 2.05 or 6.02 of the
Deposit Agreement, 6 a fee of $.02
or less per American Depositary
Share or portion thereof for any
cash distribution made pursuant to
Sections 4.01 through 4.04 of the
Deposit Agreement, 7 a fee of $.01
or less per American Depositary
Share or portion thereof per year
to cover such expenses as are
incurred for inspections by the
Depositary the Custodian or their
respective agents of the Share
Register maintained by the Russian
Share Registrar, which will be
payable as provided in clause 10
below, 8 a fee for the distribution
of securities pursuant to Section
4.02, such fee being in an amount
equal to the fee for the execution
and delivery of American Depositary
Shares referred to above which
would have been charged as a result
of the deposit of such securities
for purposes of this clause 8
treating all such securities as if
they were Shares but which
securities are instead distributed
by the Depositary to Owners, 9 a
fee of $.02 or less per American
Depositary Share or portion thereof
for depositary services, which will
accrue on the last day of each
calendar year and will be payable
as provided in clause 10 below;
provided, however, that no fee will
be assessed under this clause 9 to
the extent that a fee of $.02 was
charged pursuant to clause 6 above
during that calendar year and 10
any other charges payable by the
Depositary, any of the Depositarys
agents, including the Custodian, or
the agents of the Depositarys
agents in connection with the
servicing of Shares or other
Deposited Securities which charge
shall be assessed against Owners as
of the date or dates set by the
Depositary in accordance with
Section 4.06 and shall be collected
at the sole discretion of the
Depositary by billing such Owners
for such charge or by deducting
such charge from one or more cash
dividends or other cash
distributions.
        The Depositary, subject to
Article 8 hereof, may own and deal
in any class of securities of the
Company and its affiliates and in
Receipts.
ARTICLE 8.	PRERELEASE OF RECEIPTS.
        Notwithstanding Section
2.03 of the Deposit Agreement, the
Depositary may execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.02 of
the Deposit Agreement a PreRelease.
The Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon the
receipt and cancellation of
Receipts which have been
PreReleased, whether or not such
cancellation is prior to the
termination of such PreRelease or
the Depositary knows that such
Receipt has been PreReleased.  The
Depositary may receive Receipts in
lieu of Shares in satisfaction of a
PreRelease.  Each PreRelease will
be a preceded or accompanied by a
written representation from the
person to whom Receipts are to be
delivered, that such person, or its
customer, owns the Shares or
Receipts to be remitted, as the
case may be, b at all times fully
collateralized with cash or such
other collateral as the Depositary
deems appropriate, c terminable by
the Depositary on not more than
five 5 business days notice, and d
subject to such further indemnities
and credit regulations as the
Depositary deems appropriate.  The
number of Shares represented by
American Depositary Shares that are
outstanding at any time as a result
of PreRelease will not normally
exceed thirty percent 30% of the
Shares deposited under the Deposit
Agreement; provided, however, that
the Depositary reserves the right
to change or disregard such limit
from time to time as it deems
appropriate appropriate and may,
with the prior written consent of
the Company, change that limit for
purposes of general application.
The collateral referred to in
clause b above shall be held by the
Depositary for the benefit of the
Owners as security for the
performance of the obligation to
deliver Shares or Receipts as set
forth in clause a above and shall
not, for the avoidance of doubt,
constitute Deposited Securities.
        The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
Except in the case of a PreRelease
requested by the Company, the
Company shall have no liability to
any Owner with respect to any
representations, actions or
omissions by the Depositary, any
holder of Receipts or any Owner, or
any of their respective agents,
pursuant to Section 2.09 of the
Deposit Agreement.
ARTICLE 9.	TITLE TO RECEIPTS.
        It is a condition of this
Receipt and every successive Owner
and Beneficial Owner of this
Receipt by accepting or holding the
same consents and agrees, that
title to this Receipt when properly
endorsed or accompanied by proper
instruments of transfer, is
transferable by delivery with the
same effect as in the case of a
negotiable instrument under the
laws of New York; provided,
however, that the Depositary,
notwithstanding any notice to the
contrary, may treat the person in
whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes
and neither the Depositary nor the
Company will have any obligation or
be subject to any liability under
the Deposit Agreement to any holder
of this Receipt unless such holder
is the Owner hereof.
ARTICLE 10.  VALIDITY OF RECEIPT.
        This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been
executed by the Depositary by the
manual signature of a duly
authorized signatory of the
Depositary; provided, however that
such signature may be a facsimile
if a Registrar for the Receipts
shall have been appointed and such
Receipts are countersigned by the
manual or facsimile signature of a
duly authorized officer of the
Registrar.
ARTICLE 11.  REPORTS; INSPECTION OF
TRANSFER BOOKS.
        The Company currently
furnishes the Securities and
Exchange Commission hereinafter
called the Commission with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g32b under
the Securities Exchange Act of
1934.  Such reports and
communications will be available
for inspection and copying by
Owners and Beneficial Owners at the
public reference facilities
maintained by the Commission
located at 450 Fifth Street, N.W.,
Washington, D.C. 20549.
        The Depositary will make
available for inspection by Owners
of Receipts at its Corporate Trust
Office any reports and
communications, including any proxy
soliciting material, received from
the Company which are both a
received by the Depositary as the
holder of the Deposited Securities
and b made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary will also send to Owners
of Receipts i copies of such
reports when furnished by the
Company pursuant to Section 5.06 of
the Deposit Agreement, ii copies of
any written communications provided
to the Depositary by the Russian
Share Registrar pursuant to Section
5.13bv of the Deposit Agreement;
and iii copies of any notices given
or required to be given by the
Depositary pursuant to Section
5.13d of the Deposit Agreement.
Any such reports and
communications, including any such
proxy soliciting material,
furnished to the Depositary by the
Company shall be furnished in
English to the extent such
materials are required to be
translated into English pursuant to
any regulations of the Commission.
        The Depositary will keep
books, at its Corporate Trust
Office, for the registration of
Receipts and transfers of Receipts
which at all reasonable times shall
be open for inspection by the
Owners of Receipts provided that
such inspection shall not be for
the purpose of communicating with
Owners of Receipts in the interest
of a business or object other than
the business of the Company or a
matter related to the Deposit
Agreement or the Receipts.
ARTICLE 12.  DIVIDENDS AND
DISTRIBUTIONS.
        Whenever the Depositary
receives any cash dividend or other
cash distribution on any Deposited
Securities, the Depositary will, if
at the time of receipt thereof any
amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
dollars transferable to the United
States, and subject to the Deposit
Agreement, convert such dividend or
distribution into dollars and will
distribute the amount thus received
net of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement to the Owners of
Receipts entitled thereto;
provided, however, that in the
event that the Company or the
Depositary is required to withhold
and does withhold from any cash
dividend or other cash distribution
in respect of any Deposited
Securities an amount on account of
taxes, the amount distributed to
the Owners of the Receipts
evidencing American Depositary
Shares representing such Deposited
Securities shall be reduced
accordingly.
        Subject to the provisions
of Section 4.11 and 5.09 of the
Deposit Agreement, whenever the
Depositary receives any
distribution other than a
distribution described in Section
4.01, 4.03 or 4.04 of the Deposit
Agreement, the Depositary will
cause the securities or property
received by it to be distributed to
the Owners entitled thereto, in any
manner that the Depositary may deem
equitable and practicable for
accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners of
Receipts entitled thereto, or if
for any other reason the Depositary
deems such distribution not to be
feasible, the Depositary may adopt
such method as it may deem
equitable and practicable for the
purpose of effecting such
distribution, including, but not
limited to, the public or private
sale of the securities or property
thus received, or any part thereof,
and the net proceeds of any such
sale net of the fees and expenses
of the Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement will be
distributed by the Depositary to
the Owners of Receipts entitled
thereto all in the manner and
subject to the conditions described
in Section 4.01 of the Deposit
Agreement.  The Depositary need not
make any distribution of securities
under Section 4.02 of the Deposit
Agreement unless it has received
from the Company assurances
satisfactory to it that the
distribution does not require
registration under the Securities
Act of 1933.
        If any distribution
consists of a dividend in, or free
distribution of, Shares, the
Depositary may distribute to the
Owners of outstanding Receipts
entitled thereto, additional
Receipts evidencing an aggregate
number of American Depositary
Shares representing the amount of
Shares received as such dividend or
free distribution subject to the
terms and conditions of the Deposit
Agreement with respect to the
deposit of Shares and the issuance
of American Depositary Shares
evidenced by Receipts, including
the withholding of any tax or other
governmental charge as provided in
Section 4.11 of the Deposit
Agreement and the payment of the
fees and expenses of the Depositary
as provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement.  In lieu of delivering
Receipts for fractional American
Depositary Shares in any such case,
the Depositary will use reasonable
efforts to sell the amount of
Shares represented by the aggregate
of such fractions and distribute
the net proceeds, all in the manner
and subject to the conditions
described in Section 4.01 of the
Deposit Agreement.  If additional
Receipts are not so distributed,
each American Depositary Share
shall thenceforth also represent
the additional Shares distributed
upon the Deposited Securities
represented thereby.
        In the event that the
Depositary determines that any
distribution in property including
Shares and rights to subscribe
therefor or any deposit of Shares,
transfer of Receipts or withdrawal
of Deposited Securities under the
Deposit Agreement is subject to any
tax or other governmental charge
which the Depositary determines, in
its absolute discretion, it is, or
may be, obligated to withhold, the
Depositary may by public or private
sale dispose of all or a portion of
such property including Shares and
rights to subscribe therefor in
such amounts and in such manner as
the Depositary deems necessary and
practicable to pay any such taxes
or charges, and the Depositary
shall distribute the net proceeds
of any such sale after deduction of
such taxes or charges to the Owners
of Receipts entitled thereto.
ARTICLE 13.  RIGHTS.
        In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary shall, after
consultation with the Company, have
discretion as to the procedure to
be followed in making such rights
available to any Owners or in
disposing of such rights on behalf
of any Owners and making the net
proceeds available to such Owners
or, if by the terms of such rights
offering or for any other reason,
the Depositary may not either make
such rights available to any Owners
or dispose of such rights and make
the net proceeds available to such
Owners, then the Depositary shall
allow the rights to lapse.  If at
the time of the offering of any
rights the Depositary determines in
its discretion that it is lawful
and feasible to make such rights
available to all or certain Owners
but not to other Owners, the
Depositary may distribute to any
Owner to whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such Owner, warrants
or other instruments therefor in
such form as it deems appropriate.
        In circumstances in which
rights would otherwise not be
distributed, if an Owner of
Receipts requests the distribution
of warrants or other instruments in
order to exercise the rights
allocable to the American
Depositary Shares of such Owner
hereunder, the Depositary will
consult with the Company with
respect to that request and will
make such rights available to such
Owner upon written notice from the
Company to the Depositary that a
the Company has elected in its sole
discretion to permit such rights to
be exercised and b such Owner has
executed such documents as the
Company has determined in its sole
discretion are reasonably required
under applicable law.
        If the Depositary has
distributed warrants or other
instruments for rights to all or
certain Owners, then upon
instruction from such an Owner
pursuant to such warrants or other
instruments to the Depositary from
such Owner to exercise such rights,
upon payment by such Owner to the
Depositary for the account of such
Owner of an amount equal to the
purchase price of the Shares to be
received upon the exercise of the
rights, and upon payment of the
fees and expenses of the Depositary
and any other charges as set forth
in such warrants or other
instruments, the Depositary shall,
on behalf of such Owner, exercise
the rights and purchase the Shares,
and the Company shall cause the
Shares so purchased to be delivered
to the Depositary on behalf of such
Owner.  As agent for such Owner,
the Depositary will cause the
Shares so purchased to be deposited
pursuant to Section 2.02 of the
Deposit Agreement, and shall,
pursuant to Section 2.03 of the
Deposit Agreement, execute and
deliver Receipts to such Owner.  In
the case of a distribution pursuant
to the second paragraph of this
Article 13, such Receipts shall be
legended in accordance with
applicable U.S. laws, and shall be
subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer under
such laws.
        If the Depositary
determines in its discretion, after
consultation with the Company, that
it is not lawful and feasible to
make such rights available to all
or certain Owners, it may, and at
the written request of the Company
shall use its reasonable efforts
to, sell the rights, warrants or
other instruments in proportion to
the number of American Depositary
Shares held by the Owners to whom
it has determined it may not
lawfully or feasibly make such
rights available, and allocate the
net proceeds of such sales net of
the fees and expenses of the
Depositary as provided in Section
5.09 of the Deposit Agreement and
all taxes and governmental charges
payable in connection with such
rights and subject to the terms and
conditions of the Deposit Agreement
for the account of such Owners
otherwise entitled to such rights,
warrants or other instruments, upon
an averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restrictions or
the date of delivery of any Receipt
or otherwise.
        The Depositary will not
offer rights to Owners unless both
the rights and the securities to
which such rights relate are either
exempt from registration under the
Securities Act of 1933 with respect
to a distribution to all Owners or
are registered under the provisions
of such Act; provided, that nothing
in this Deposit Agreement shall
create any obligation on the part
of the Company to file a
registration statement with respect
to such rights or underlying
securities or to endeavor to have
such a registration statement
declared effective.  If an Owner of
Receipts requests the distribution
of warrants or other instruments,
notwithstanding that there has been
no such registration under such
Act, the Depositary shall not
effect such distribution unless it
has received an opinion from
recognized counsel in the United
States for the Company upon which
the Depositary may rely that such
distribution to such Owner is
exempt from such registration.
        The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or
any Owner in particular.
ARTICLE 14.  CONVERSION OF FOREIGN
CURRENCY.
        Whenever the Depositary
shall receive foreign currency, by
way of dividends or other
distributions or the net proceeds
from the sale of securities,
property or rights, into the
Depositarys foreign investment
account in the Russian Federation,
and if at the time of the receipt
thereof the foreign currency so
received can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars and
the resulting Dollars transferred
to the United States, the
Depositary shall convert or cause
to be converted, by sale or in any
other manner that it may determine,
such foreign currency into Dollars,
and such Dollars shall be
distributed to the Owners entitled
thereto or, if the Depositary shall
have distributed any warrants or
other instruments which entitle the
holders thereof to such Dollars,
then to the holders of such
warrants and/or instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions,
the date of delivery of any Receipt
or otherwise and shall be net of
any expenses of conversion into
Dollars incurred by the Depositary
as provided in Section 5.09 of the
Deposit Agreement.
        If such conversion or
distribution can be effected only
with the approval or license of any
government or agency thereof, the
Depositary shall file such
application for approval or
license, if any, as it may, in its
sole discretion, deem desirable.
        If at any time the
Depositary shall determine that in
its judgment any foreign currency
received by the Depositary or the
Custodian is not convertible on a
reasonable basis into Dollars
transferable to the United States,
or if any approval or license of
any government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable, or if any such approval
or license is not obtained within a
reasonable period as determined by
the Depositary, the Depositary may
distribute the foreign currency or
an appropriate document evidencing
the right to receive such foreign
currency received by the Depositary
to, or in its discretion may hold
such foreign currency uninvested
and without liability for interest
thereon for the respective accounts
of, the Owners entitled to receive
the same.
        If any such conversion of
foreign currency, in whole or in
part, cannot be effected for
distribution to some of the Owners
entitled thereto, the Depositary
may in its discretion make such
conversion and distribution in
Dollars to the extent permissible
to the Owners entitled thereto and
may distribute the balance of the
foreign currency received by the
Depositary to, or hold such balance
uninvested and without liability
for interest thereon for the
respective accounts of, the Owners
entitled thereto.
ARTICLE 15.  RECORD DATES.
        Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued
with respect to the Deposited
Securities, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, or
whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall find it necessary
or convenient, the Depositary shall
fix a record date which shall, to
the extent reasonably practicable,
be the same date, if any,
applicable to the Deposited
Securities a for the determination
of the Owners of Receipts who shall
be i entitled to receive such
dividend, distribution or rights or
the net proceeds of the sale
thereof or ii entitled to give
instructions for the exercise of
voting rights at any such meeting,
b on or after which each American
Depositary Share will represent the
changed number of Shares, subject
to the provisions of the Deposit
Agreement or c for the
determination of the Owners who
shall be responsible for the fee
assessed by the Depositary pursuant
to Article 8 hereof for inspection
of the Share Register maintained by
the Russian Share Registrar.
ARTICLE 16.  VOTING OF DEPOSITED
SECURITIES.
        Upon receipt of notice of
any meeting of holders of Shares or
other Deposited Securities, if
requested in writing by the
Company, the Depositary shall, as
soon as practicable thereafter,
mail to the Owners a notice, the
form of which notice shall be in
the sole discretion of the
Depositary, which shall contain a
such information as is contained in
such notice of meeting received by
the Depositary from the Company, b
a statement that the Owners as of
the close of business on a
specified record date will be
entitled, subject to any applicable
provision of the law of the Russian
Federation and of the Charter of
the Company, to instruct the
Depositary as to the exercise of
the voting, if any, pertaining to
the amount of Shares or other
Deposited Securities represented by
their respective American
Depositary Shares, and c a
statement as to the manner in which
such instructions may be given.
Upon the written request of an
Owner on such record date, received
on or before the date established
by the Depositary for such purpose
the Instruction Date, the
Depositary shall endeavor, in so
far as practicable, to vote or
cause to be voted the amount of
Shares or other Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions
set forth in such request.  The
Depositary shall not vote or
attempt to exercise the right to
vote that attaches to the Shares or
other Deposited Securities, other
than in accordance with such
instructions.    There can be no
assurance that Owners and
Beneficial Owners will receive
notice of meetings of holders of
Shares in time to permit them to
give voting instructions to the
Depositary by the Instruction Date.
ARTICLE 17.  CHANGES AFFECTING
DEPOSITED SECURITIES.
        In circumstances where the
provisions of Section 4.03 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, splitsup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American Depositary
Shares shall thenceforth represent,
in addition to the existing
Deposited Securities, the right to
receive the new Deposited
Securities so received in exchange
or conversion, unless additional
Receipts are delivered pursuant to
the following sentence.  In any
such case the Depositary may
execute and deliver additional
Receipts as in the case of a
dividend in Shares, or call for the
surrender of outstanding Receipts
to be exchanged for new Receipts
specifically describing such new
Deposited Securities.
ARTICLE 18.  LIABILITY OF THE
COMPANY AND DEPOSITARY.
                Neither the
Depositary nor the Company nor any
of their respective directors,
employees, agents or affiliates
shall incur any liability to any
Owner or Beneficial Owner of any
Receipt, if by reason of any
provision of a any present or
future law or regulation of the
United States or any other country,
or of any other governmental or
regulatory authority, or by reason
of any act of God or war or other
circumstances beyond its control,
or b in the case of the Depositary
only, i any act or failure to act
of the Company or its agents,
including the Russian Share
Registrar, or their respective
directors, employees, agents or
affiliates, ii any provision,
present or future, of the Charter
of the Company or any other
instrument of the Company governing
the Deposited Securities or iii any
provision of any securities issued
or distributed by the Company, or
any offering or distribution
thereof, the Depositary or the
Company shall be prevented, delayed
or forbidden from or be subject to
any civil or criminal penalty on
account of doing or performing any
act or thing which by the terms of
the Deposit Agreement or Deposited
Securities it is provided shall be
done or performed including, in the
case of the Depositary, delivery of
any Deposited Securities or
distribution of cash or property in
respect thereof pursuant to
Articles 12 and 13 hereof; nor
shall the Depositary or the Company
or any of their respective
directors, employees, agents or
affiliates incur any liability to
any Owner or Beneficial Owner of a
Receipt by reason of any
nonperformance or delay, caused as
aforesaid, in the performance of
any act or thing which by the terms
of the Deposit Agreement it is
provided shall or may be done or
performed, or by reason of any
exercise of, or failure to
exercise, any discretion provided
for in the Deposit Agreement.
Where, by the terms of a
distribution pursuant to Section
4.01, 4.02 or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to Section
4.04 of the Deposit Agreement, such
distribution or offering may not be
made available to Owners of
Receipts, and the Depositary may
not dispose of such distribution or
offering on behalf of such Owners
and make the net proceeds available
to such Owners, then the Depositary
shall not make such distribution or
offering, and shall allow any
rights, if applicable, to lapse.
Neither the Company nor the
Depositary assumes any obligation
or shall be subject to any
liability under the Deposit
Agreement to Owners or Beneficial
Owners of Receipts, except that i
the Company agrees to perform its
obligations specifically set forth
in the Deposit Agreement without
negligence or bad faith and ii the
Depositary agrees to perform its
obligations specifically set forth
in the Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities.  Neither the Depositary
nor the Company shall be under any
obligation to appear in, prosecute
or defend any action, suit, or
other proceeding in respect of any
Deposited Securities or in respect
of the Receipts, which in its
opinion may involve it in expense
or liability, unless indemnity
satisfactory to it against all
expense and liability shall be
furnished as often as may be
required, and the Custodian shall
not be under any obligation
whatsoever with respect to such
proceedings, the responsibility of
the Custodian being solely to the
Depositary.  Neither the Depositary
nor the Company shall be liable for
any action or inaction by it in
reliance upon the advice of or
information from legal counsel
accountants, any person presenting
Shares for deposit, any Owner or
Beneficial Owner of a Receipt, or
any other person believed by it in
good faith to be competent to give
such advice or information;
provided, however, that advice of
or information from legal counsel
is from recognized U.S. counsel
with respect to U.S. legal issues,
recognized Russian legal counsel
for Russian legal issues and
recognized counsel from any other
jurisdiction for legal issues with
respect to that jurisdiction;
provided, further, however, that in
the case of the Depositary this
shall include inhouse counsel of
the Depositary with respect to U.S.
legal issues. The Depositary shall
not be responsible for any failure
to carry out any instructions to
vote any of the Deposited
Securities or any request for a
voting proxy, or for the manner in
which any such vote is cast or the
effect of any such vote, provided
that any such action or inaction is
in good faith.  The Depositary
shall not be liable for any acts or
omissions made by a successor
depositary whether in connection
with a previous act or omission of
the Depositary or in connection
with a matter arising wholly after
the removal or resignation of the
Depositary, provided that in
connection with the issue out of
which such potential liability
arises, the Depositary performed
its obligations without negligence
or bad faith while it acted as
Depositary.  The Depositary shall
not be liable to the Company, any
Owner or Beneficial Owner or any
other person for the unavailability
of Deposited Securities or for the
failure to make any distribution of
cash or property with respect
thereto as a result of i any act or
failure to act of the Company or
its agents, including the Russian
Share Registrar, or their
respective directors, employees,
agents or affiliates, ii any
provision of any present or future
law or regulation of the United
States, the Russian Federation or
any other country, iii any
provision of any present or future
regulation of any governmental or
regulatory authority or stock
exchange, iv any provision of any
present or future Charter of the
Company or any other instrument of
the Company governing the Deposited
Securities, v any provision of any
securities issued or distributed by
the Company, or any offering or
distribution thereof, or vi any act
of God or war or other circumstance
beyond its control.  No disclaimer
of liability under the Securities
Act of 1933 is intended by any
provision of the Deposit Agreement.
The Company shall not be liable to
the Depositary, any Owner or
Beneficial Owner or any other
person for the unavailability of
the Deposited Securities or for the
failure to make any distribution of
cash or property with respect
thereto as a result of i any
provision of any present or future
law or regulation of the United
States, the Russian Federation or
any other country, ii any provision
of any present or future regulation
of any governmental or regulatory
authority or stock exchange or iii
any act of God or war or other
circumstance beyond its control,
except that the Company shall be
responsible for ensuring the
transfer and recordation of Shares
upon deposit of Shares as provided
in Section 2.02 of the Deposit
Agreement and upon surrender of
Receipts as provided in Section
2.05 of the Deposit Agreement and
the Company shall have
responsibility as provided in
Section 5.13 of the Deposit
Agreement.
ARTICLE 19.  RESIGNATION AND
REMOVAL OF THE DEPOSITARY;
APPOINTMENT OF SUCCESSOR CUSTODIAN.
        The Depositary may at any
time resign as Depositary hereunder
by written notice of its election
so to do delivered to the Company,
such resignation to take effect
upon the appointment of a successor
depositary and its acceptance of
such appointment as provided in the
Deposit Agreement.  The Depositary
may at any time be removed by the
Company upon at least 120 days
prior written notice of such
removal, effective upon the later
of i the 120th day after the date
of the Company gave the Depositary
notice and ii the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
Whenever the Depositary in its
discretion determines that it is in
the best interest of the Owners of
Receipts to do so, it may, after
consultation with the Company to
the extent practical, appoint a
substitute or additional custodian
or custodians.
ARTICLE 20.  AMENDMENT.
        The form of the Receipts
and any provisions of the Deposit
Agreement may at any time and from
time to time be amended by
agreement between the Company and
the Depositary without the consent
of Owners or Beneficial Owners of
Receipts in any respect which they
may deem necessary or desirable.
Any amendment which shall impose or
increase any fees or charges other
than taxes and other governmental
charges, registration fees and
cable, telex or facsimile
transmission costs, delivery costs
or other such expenses, or which
shall otherwise prejudice any
substantial existing right of
Owners of Receipts, shall, however,
not become effective as to
outstanding Receipts until the
expiration of thirty days after
notice of such amendment shall have
been given to the Owners of
outstanding Receipts by the
Depositary.  Every Owner of a
Receipt at the time any amendment
so becomes effective shall be
deemed, by continuing to hold such
Receipt, to consent and agree to
such amendment and to be bound by
the Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor
the Deposited Securities
represented thereby except in order
to comply with mandatory provisions
of applicable law.
ARTICLE 21.  TERMINATION OF DEPOSIT
AGREEMENT.
        The Depositary at any time
at the direction of the Company,
shall terminate the Deposit
Agreement by mailing notice of such
termination to the Owners of all
Receipts then outstanding at least
30 days prior to the date fixed in
such notice for such termination.
The Depositary may likewise
terminate the Deposit Agreement by
mailing notice of such termination
to the Company and the Owners of
all Receipts then outstanding if at
any time 60 days shall have expired
after the Depositary shall have
delivered to the Company a written
notice of its election to resign
and a successor depositary shall
not have been appointed and
accepted its appointment as
provided in the Deposit Agreement.
On and after the date of
termination, the Owner of a Receipt
will, upon a surrender of such
Receipt at the Corporate Trust
Office of the Depositary and b
payment of any applicable taxes or
governmental charges and the fees
and expenses of the Depositary,
including the fee of the Depositary
for the surrender of Receipts
referred to in Article 8 hereof, be
entitled to delivery, to him or
upon his order, of the amount of
Deposited Securities represented by
the American Depositary Shares
evidenced by such Receipt in the
manner provided in Section 2.05 of
the Deposit Agreement.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall
suspend the distribution of
dividends to the Owners thereof,
and shall not give any further
notices or perform any further acts
under the Deposit Agreement, except
that the Depositary shall continue
to collect dividends and other
distributions pertaining to
Deposited Securities, shall sell
rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other
distributions received with respect
thereto and the net proceeds of the
sale of any rights or other
property, in exchange for Receipts
surrendered to the Depositary after
deducting, in each case, the fee of
the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the
terms and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges.  At any
time after the expiration of six
months from the date of
termination, the Depositary may
sell the Deposited Securities then
held under the Deposit Agreement
and may thereafter hold uninvested
the net proceeds of any such sale,
together with any other cash then
held by it thereunder, unsegregated
and without liability for interest,
for the pro rata benefit of the
Owners of Receipts which have not
theretofore been surrendered, such
Owners thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.
After making such sale, the
Depositary shall be discharged from
all obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
after deducting, in each case, the
fee of the Depositary for the
surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in accordance
with the terms and conditions of
the Deposit Agreement, and any
applicable taxes or governmental
charges.  Upon the termination of
the Deposit Agreement, the Company
shall be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary with
respect to indemnification,
charges, and expenses.
ARTICLE 22.  ARBITRATION; WAIVER OF
IMMUNITIES.
        The Deposit Agreement
provides that any controversy,
claim, cause of action or other
dispute each a Dispute brought by
any party or parties to the Deposit
Agreement against the Company
arising out of or relating to the
Deposit Agreement including any
question regarding its existence,
validity or termination, Shares or
other Deposited Securities, any
American Depositary Shares or any
Receipts shall be setttled by
arbitration in accordance with the
Rules of the London Court of
International Arbitration, and that
judgment upon the award rendered by
the arbitrators may be entered in
any court having jurisdiction
thereof; provided, that in the
event of any thirdparty litigation
to which the Depositary is a party
and to which the Company may
properly be joined, the Company may
be so joined in any court of
competent jurisdiction in which
such litigation is proceeding; and
provided, further, that any such
Dispute brought by any party hereto
against the Company relating to or
based upon the provisions of the
Federal securities laws of the
United States or the rules and
regulations thereunder shall be
submitted to arbitration as
provided in the Deposit Agreement
if, but only if, so elected by the
claimant.  The Deposit Agreement
further provides that any Dispute
arising out of or relating to the
Shares or other Deposited
Securities, any American Depositary
Shares, any Receipts or the Deposit
Agreement not subject to
arbitration above shall be
litigated in the Federal and state
courts in the Borough of Manhattan.
        The Company has agreed in
the Deposit Agreement to appoint
and maintain an agent in United
States for service of process.
        To the extent that the
Company or any of its properties,
assets or revenues may have or
hereafter become entitled to, or
have attributed to it, any right of
sovereign immunity from any legal
action, suit or proceeding, from
the giving of an relief in any
respect thereof, from setoff or
counterclaim, from the jurisdiction
of any court, from service of
process, from attachment upon or
prior to judgment, from attachment
in aid of execution or judgment, or
other legal process or proceeding
for the giving of any relief or for
the enforcement of any judgment, in
any jurisdiction in which
proceedings may at any time be
commenced, with respect to its
obligations, liabilities or any
other matter under or arising our
of or in connection with the Shares
or Deposited Securities, the
American Depositary Shares, the
Receipts or the Deposit Agreement,
the Company, to the fullest extent
permitted by law, hereby
irrevocably and unconditionally
waives, and agrees not to plead or
claim, any such immunity and
consents to such relief and
enforcement.
ARTICLE 23.  REGISTRATION OF
SHARES; RUSSIAN SHARE REGISTRAR;
SHARE REGISTER.
        a	The Company has agreed
in the Deposit Agreement that it
shall, at any time and from time to
time:
                i	take any and all
action as may be necessary to
assure the accuracy and
completeness of all information set
forth in the Share Register
maintained by the Russian Share
Registrar in respect of the Shares
or Deposited Securities;
                ii	provide or
cause the Russian Share Registrar
to provide to the Depositary, the
Custodian or their respective
agents unrestricted access to the
Share Register during ordinary
business hours in Moscow, Russian
Federation, in such manner and upon
such terms and conditions as the
Depositary may, in its sole
discretion, deem appropriate, to
permit the Depositary, the
Custodian or their respective
agents to regularly and in any
event not less than monthly confirm
the number of Deposited Securities
registered in the name of the
Depositary, the Custodian or their
respective nominees, as applicable,
pursuant to the terms of this
Deposit Agreement and, in
connection therewith, to provide
the Depositary, the Custodian or
their respective agents, upon
request, with a duplicate extract
from the Share Register duly
certified by the Russian Share
Registrar or some other evidence of
verification which the Depositary,
in its sole discretion, deems
sufficient;
                iii	cause the
Russian Share Registrar promptly
and, in any event, within three
banking days in the Russian
Federation after receipt from the
Custodian or any of its agents of
such documentation as may be
required by applicable law and the
reasonable and customary
regulations of the Russian Share
Registrar to effect the
reregistration of ownership of
Shares or other Deposited
Securities in the Share Register in
connection with any deposit or
withdrawal of Shares or other
Deposited Securities under the
Deposit Agreement;
                iv	permit and
cause the Russian Share Registrar
to permit the Depositary or the
Custodian to register any Shares or
other Deposited Securities held
hereunder in the name of the
Depositary, the Custodian or their
respective nominees which may, but
need not be, a nonresident of the
Russian Federation; and
                v	cause the Russian
Share Registrar promptly to notify
the Depositary in writing at any
time that the Russian Share
Registrar A eliminates the name of
a shareholder of the Company from
the Share Register or otherwise
alters a shareholders interest in
the Companys shares and such
shareholder alleges to the Company
or the Russian Share Registrar or
publicly that such elimination or
alteration is unlawful; B no longer
will be able materially to comply
with, or has engaged in conduct
that indicates it will not
materially comply with, the
provisions of the Deposit Agreement
relating to it including, without
limitation, Section 5.13 thereof; C
refuses to reregister shares of the
Company in the name of a particular
purchaser and such purchaser or its
respective seller alleges that such
refusal is unlawful; D holds shares
of the Company for its own account;
or E has materially breached the
provisions of the Deposit Agreement
relating to it including, without
limitation, Section 5.13 thereof
and has failed to cure such breach
within a reasonable time.
        b	The Company has agreed
in the Deposit Agreement that it
shall be liable for the
unavailability of Deposited
Securities or for the failure of
the Depositary to make any
distribution of cash or property
with respect thereto as a result of
i the negligence or willful
misconduct of the Company or its
agents, including the Russian Share
Registrar, or their respective
directors, employees, agents or
affiliates, ii any provision of any
present or future Charter of the
Company or any other instrument of
the Company governing the Deposited
Securities, or iii any provision of
any securities issued or
distributed by the Company, or any
offering or distribution thereof.
        c	The Depositary has
agreed in the Deposit Agreement
that the Depositary or the
Custodian will regularly and in any
event not less than monthly confirm
the number of Deposited Securities
registered in the name of the
Depositary, the Custodian or their
respective nominees, as applicable,
pursuant to the terms of the
Deposit Agreement.  The Company and
the Depositary have agreed in the
Deposit Agreement that, for
purposes of the rights and
obligations under the Deposit
Agreement and this Receipt of the
parties thereto and hereto, the
records of the Depositary and the
Custodian shall be controlling for
all purposes with respect to the
number of Shares or other Deposited
Securities which should be
registered in the name of the
Depositary, the Custodian or their
respective nominees, as applicable,
pursuant to the terms of the
Deposit Agreement.  In the event of
any material discrepancy between
the records of the Depositary or
the Custodian and the Share
Register, then, if an officer of
the ADR Department of the
Depositary has actual knowledge of
such discrepancy, the Depositary
will promptly notify the Company.
In the event of any discrepancy
between the records of the
Depositary or the Custodian and the
Share Register, the Company has
agreed that whether or not it has
received any notification from the
Depositary it will i use its best
efforts to cause the Russian Share
Registrar to reconcile its records
to the records of the Depositary or
the Custodian and to make such
corrections or revisions in the
Share Register as may be necessary
in connection therewith and ii to
the extent the Company is unable to
so reconcile such records, promptly
instruct the Depositary to notify
the Owners of the existence of such
discrepancy. Upon receipt of such
instruction, the Depositary will
promptly give such notification to
the Owners pursuant to Section 4.09
of the Deposit Agreement it being
understood that the Depositary may
at any time give such notification
to the Owners, whether or not it
has received instructions from the
Company and will promptly cease
issuing Receipts pursuant to
Section 2.02 of the Deposit
Agreement until such time as, in
the opinion of the Depositary, such
records have been appropriately
reconciled.
ARTICLE 24.  DISCLOSURE OF
INTERESTS.
        The Company or the
Depositary may from time to time
request Owners to provide
information as to the capacity in
which such Owners own or owned
Receipts and regarding the identity
of any other persons then or
previously having a beneficial
interest in such Receipts and the
nature of such interest and various
other matters.  Each Owner agrees
to provide any information
requested by the Company or the
Depositary pursuant to Section 3.04
of the Deposit Agreement.  The
Depositary agrees to comply with
reasonable written instructions
received from time to time from the
Company requesting that the
Depositary forward any such
requests to the Owners and to
forward to the Company any such
responses to such requests received
by the Depositary.  To the extent
that provisions of applicable law
or corporate documents governing
any Deposited Securities including,
without limitation, the Companys
Charter may require the disclosure
of beneficial or other ownership of
Deposited Securities, other Shares
and other securities to the Company
and may provide for blocking
transfer and voting or other rights
to enforce such disclosure or limit
such ownership, the Depositary
shall use its reasonable efforts to
comply with the Companys
instructions as to Receipts in
respect of any such enforcement or
limitation, and Owners and
Beneficial Owners shall comply with
all such disclosure requirements
and ownership limitations and shall
cooperate with the Depositarys
compliance with such Company
instructions.

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